Exhibit 99.1

Annual Shareholder Meeting June 21, 2017

FORWARD-LOOKING STATEMENTS: We make statements in this presentation, and we may from time to time make other statements, regarding our outlook or expectations for future financial or operating results and/or other matters regarding or affecting Riverview Financial Corporation or its subsidiaries (collectively, the “Company” or “we”) that are considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 (the “PSLRA”). Such forward-looking statements may be identified by the use of such words as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” “intend” and “potential”. For these statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the PSLRA. The Company cautions you that a number of important risk factors could cause actual results to differ materially from those currently anticipated in any forward-looking statement. Such risk factors include, but are not limited to: prevailing economic and political conditions, particularly in our market area; credit risk associated with our lending activities; changes in interest rates, loan demand, real estate values and competition; changes in accounting principles, policies, and guidelines; changes in any applicable law, rule, regulation or practice with respect to tax or legal issues; and other economic, competitive, governmental, regulatory and technological factors affecting the Company’s operations, pricing, products and services and other factors that may be described in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission (“SEC”) from time to time. In light of risks, uncertainties and assumptions, you should not place undue reliance on any forward-looking statements in this presentation. The forward-looking statements are made as of the date of this presentation, and, except as may be required by applicable law or regulation, the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements. Page | 2

Financial Position Summary RIVERVIEW FINANCIAL CORPORATION FINANCIAL HIGHLIGHTS AS OF DECEMBER 31, 2016, 2015, 2014 AND 2013 (Dollars in thousands) Years Ended 12/31/2016 12/31/2015 12/31/2014 12/31/2013 BALANCE SHEETS:    Balances at Period-End:    Total Assets $ 543,048 $ 549,449 $ 436,146 $ 432,882 Investments 73,113 75,850 48,818 57,246 Loans, net 409,343 409,845 342,693 323,337 Deposits 452,560 448,342 372,262 382,345 Borrowings 42,654 51,925 19,500 10,000 Stockholders’ Equity $ 41,920 $ 42,303 $ 38,208 $ 36,228 Growth During Period:    Total Assets $ (6,401) $ 113,303 $ 3,264 $ 113,685 Investments (2,737) 27,032 (8,428) 12,145 Loans, net (502) 67,152 19,356 85,489 Deposits 4,218 76,080 (10,083) 112,900 Borrowings (9,271) 32,425 9,500 (10,550) Stockholders’ Equity $ (383) $ 4,095 $ 1,980 $ 9,491 Page | 3

Loan Growth 12/31/2016 Resi. RE & Consumer 33% Commercial RE Commercial 54% & Industrial 13% Net Loans ($millions) 450 400 350 CAGR: +10.9% 300 250 200 150 100 2008 2009 2010 2011 2012 2013 2014 2015 2016 The average yield on loans was 4.53% for the year ended December 31, 2016, compared to 4.49% for the year ended December 31, 2015. Page | 4

Deposit Growth Noninterest 12/31/2016 Interest Bearing Bearing Demand Demand 16% 28% Time 27% Money Market & Savings 29% Deposits ($millions) 500 450 CAGR: +12.7% 400 350 300 250 200 150 100 2008 2009 2010 2011 2012 2013 2014 2015 2016 Riverview Bank’s cost of funds (including non-interest bearing demand accounts) was 0.45% for the year ended December 31, 2016, compared to 0.48% for the year ended December 31, 2015. Page | 5

Reporting Record Earnings RIVERVIEW FINANCIAL CORPORATION FINANCIAL HIGHLIGHTS FOR THE YEARS ENDED DECEMBER 31, 2016, 2015, 2014 AND 2013 (Dollars in thousands) Years Ended 12/31/2016 12/31/2015 12/31/2014 12/31/2013 INCOME STATEMENTS:    For the Period Ended:    Interest Income $ 20,336 $ 17,111 $ 17,727 $ 13,599 Interest Expense 2,172 1,929 2,124 2,456 Net Interest Income 18,164 15,182 15,603 11,143 Loan Loss Provision 453 1,472 526 640 Noninterest Income 3,647 2,457 2,824 1,980 Noninterest Expense 17,329 18,071 14,453 11,270 Income before Income Taxes 4,029 (1,904) 3,448 1,213 Income Taxes 962 (1,150) 727 (250) Net Income $ 3,067 $ (754) $ 2,721 $ 1,463 Page | 6

Key Performance Ratios Loans, net / Deposits (%) Net Interest Margin (%) 96 92 88 84 80 76 4.20 91 92 4.00 91 90 88 3.80 85 85 3.60 84 3.40 3.20 3.00 Dec-13 Dec-14 Dec-15 Dec-16 RIVE Peer Median 4.04 3.83 3.78 3.79 3.46 3.46 3.41 3.32 Dec-13 Dec-14 Dec-15 Dec-16 RIVE Peer Median NPAs (excl. restructured) / Assets (%) Total RBC Ratio (%) 2.00 16.0 1.88 14.6 14.4 14.3 14.0 14.0 1.50 1.21 11.5 11.5 12.0 1.00 0.90 10.7 10.9 0.74 0.66 10.0 0.50 0.50 0.45 0.37 8.0 0.00 6.0 Dec-13 Dec-14 Dec-15 Dec-16 Dec-13 Dec-14 Dec-15 Dec-16 RIVE Peer Median RIVE Peer Median Source: S&P Global Market Intelligence Page | 7

Momentum

RIVERVIEW FINANCIAL CORPORATION

2008
- Merger of equals between FNB Marysville and Halifax National

2011
- Added three lenders in Schuylkill County

2012
- Acquisition of wealth management firm to establish Wealth Management Division

2013
- Merger with Union Bancorp

2014
- Expanded to Berks County with new branch
- Joined OTCQX Banks

2015
- Merger with Citizens National Bank of Meyersdale
- Implementation of efficiency initiatives
- Closed Good Hope branch (Harrisburg area)

2016
- Acquired two wealth management franchises
- Opened LPO in Somerset (western PA) with two new lenders
- Added Scott Seasock to executive team
- Retained Dixon Hughes
- Reported record year end earnings!

2017
- Completed $17 million equity raise
- Opened second full service office in Berks market
- Added 11 comm. lenders and 5 support staff (Harrisburg, Williamsport and Reading)
- Opened LPO in Williamsport and full service office opening in July
- Loans, net growth of $55 million in the 1st quarter
- CBT merger announcement

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Facts about Merger Partner • CBT Financial Corporation (“CBT”) along with its subsidiary, CBT Bank, are based in Clearfield, PA. CBT Bank is a state chartered commercial bank. • CBT Bank was formed in January 1902 and CBT was formed in February 2003. • CBT Bank has thirteen offices in the counties of Clearfield, Huntingdon, Blair and Centre. • In September 2015, CBT completed a $11.7 million common stock issuance. • As of year-end 2016, CBT had assets of $481 million, inclusive of $386 million in loans. • CBT stock is quoted on the OTC Pink market under the symbol CBTC. • CBT has $150 million in trust assets under management and $80 million in retail investments under management. Page | 9

Map of Combined RIVE and CBT Franchise Page | 10

Rationale for Merger Strategic Rationale: The merger creates a major central PA franchise with assets over $1 billion. Combined trust and retail wealth management assets under management exceeding $400 million. The ability to offer customers more banking locations, improved technology and a wider range of products. Larger lending limits, allowing us to both expand existing and attract new relationships. Economies of scale and greatly enhanced franchise footprint that creates improved earnings and value for the franchise and shareholders. Improved shareholder liquidity. Greater ability to control destiny and preserve the community bank culture in an increasingly competitive market. A combined and dedicated board drawn evenly from each institution with significant experience in local businesses, community banking and publicly traded companies. Each bank brings strengths that enhance a combined institution: CBT has an agricultural loan department, Jack Henry core system, mature trust department operations, and provides enhanced deposit gathering opportunities through an expanded branch network. Financial Rationale: MOE created opportunity to pay multiple of TBV below average deal/acquisitions costs for a highly attractive partner. Payback period of less than 3 years using EPS accretion method. Pro-forma capital ratios remain above “well-capitalized” guidelines. Page | 11

Post-Merger Executive Management Team Kirk D. Fox Chief Executive Officer (29 years in banking) Kirk D. Fox is the Chief Executive Officer and a Director of Riverview and Riverview Bank. He is also one of the founding officers of Riverview and Riverview Bank. He was an Executive Vice President of HNB Bancorp, Inc. and Chief Lending Officer of Halifax National Bank from August 2004 to December 2008. He formerly served as a Director of HNB Bancorp, Inc. and Halifax National Bank since 2007. Prior to that Mr. Fox was Vice President and Commercial Loan Officer for Community Bank, where he worked since 1988. Graduated from Mansfield University with a Bachelor’s Degree and an Associate’s Degree. Graduate of Bucknell Advanced School of Banking and Advanced School of Commercial Lending. Scott A. Seasock Chief Financial Officer (37 years in banking) Scott A. Seasock is the Chief Financial Office of Riverview and Riverview Bank. Mr. Seasock comes to Riverview from Peoples Financial Services Corp. (NASDAQ: PFIS), a SEC reporting company, where he served most recently as its Chief Financial Officer and Executive Vice President, from January 2010 to April 2016. Prior to Peoples Financial Services, he served as an Executive Vice President and Chief Financial Officer of Comm Bancorp. Inc. from 1989-2010. He is a graduate of Penn State University, with a bachelors degree in Finance, and holds an MBA from the University of Scranton. Brett D. Fulk President (26 years in banking) Brett D. Fulk is President and a Director of Riverview and Riverview Bank, and has been with the Bank since July 2011. Formerly with Susquehanna Bank and CommunityBanks and with 26 years banking experience, He held the positions of Regional Executive, Commercial Sales Manager and most recently, Managing Director of Commercial Services, PA Division. He graduated from Shippensburg University of PA with a Bachelors Degree in Business Administration and is a graduate of the Bucknell School of Commercial Banking. Michael J. Bibak Currently: President & CEO (CBT) To be: Chief Operating Officer (Riverview) New Position (30 years in banking) Michael J. Bibak is Director, President & Chief Executive Officer of CBT Financial Corp. & CBT Bank. Mr. Bibak earned a Bachelor of Science degree from the University of Scranton, a graduate of the Pennsylvania Banker’s Association Executive Leadership Program and a recent graduate of the Stonier Graduate School of Banking. Page | 12

Riverview Asset Growth (Including Pro Forma with CBT Merger) Assets ($ in mill.) $1,600 Completed Completed Completed Pro Forma MOE with Merger Merger with with CBT at First Perry with Union CNB of Close2 $1,400 Bancorp Bancorp Meyersdale $1,200 $1,200 CAGR ? 31% $1,000 $800 $600 $549 $543 $433 $436 $400 $319 $275 $288 $232 $253 $200 $801 $0 12/31/07 12/31/08 12/31/09 12/31/10 12/31/11 12/31/12 12/31/13 12/31/14 12/31/15 12/31/16 12/31/17 1Assets are from HNB Bancorp, Inc. which merged with First Perry Bancorp, Inc. to form Riverview. 2Pro forma assets using Riverview management estimates adjusted for purchase accounting marks and transaction costs. Page | 13

Central PA1 – Ranked by Assets Assets 3/31/2017 Rank Institution (in millions) 1. Fulton Financial $19,179 2. Customers 9,907 3. CNB Financial 2,592 4. Codorus Valley 1,671 5. Orrstown Financial 1,454 6. Penns Woods 1,401 7. ACNB 1,242 8. Citizens & Northern 1,234 9. Citizens Financial Services 1,225 10. AmeriServ Financial 1,172 11. Franklin Financial Services 1,131 Riverview + CBT2 1,088 12. Somerset Trust 1,084 13. Mid Penn 1,073 14. ENB Financial 1,008 15. First Keystone 1,002 16. 1st Summit 1,001 17. Kish. 745 18. CCFNB 700 19. Riverview 600 24. CBT $481 1Central PA includes depository institutions based in the counties of Adams, Bedford, Berks, Blair, Bradford, Cambria, Cameron, Centre, Clearfield, Clinton, Columbia, Cumberland, Dauphin, Elk, Franklin, Fulton, Huntingdon, Juniata, Lancaster, Lebanon, Lycoming, McKean, Mifflin, Montour, Northumberland, Perry, Potter, Schuylkill, Snyder, Somerset, Sullivan, Tioga, Union and York. 23/31/17 combined with no merger accounting marks. Source: S&P Global Market Intelligence. Page | 14

Central PA1 – Deposit Share Deposits Deposit No. of Ranked Parent 6/30/2016 Share Banking Offices By Assets Institution (in millions) (%) 6/30/2016 1. M&T $8,279 10.6% 143 2. BB&T 7,763 9.9 135 3. Banco Santander 7,085 9.1 79 4. Fulton Financial 6,533 8.4 87 5. PNC 5,574 7.1 76 6. Wells Fargo 5,097 6.5 60 7. F.N.B. 4,986 6.4 109 8. Customers Bancorp 3,610 4.6 4 9. Citizens Financial Group 2,095 2.7 42 10. Northwest Bancshares 1,902 2.4 50 11. S&T 1,263 1.6 16 12. First Commonwealth 1,131 1.4 31 13. Orrstown Financial 1,072 1.4 23 14. Codorus Valley 1,001 1.3 26 15. Citizens Financial Services 975 1.2 25 16. Franklin Financial 966 1.2 24 17. Citizens & Northern 934 1.2 24 18. ACNB 929 1.2 22 19. Mid Penn 880 1.1 20—Riverview + CBT 858 1.1 30 20. CNB Financial 848 1.1 20 30. Riverview $461 .6% 18 34. CBT 397 .5 12 1Central PA includes banking offices in the counties of Adams, Bedford, Berks, Blair, Bradford, Cambria, Cameron, Centre, Clearfield, Clinton, Columbia, Cumberland, Dauphin, Elk, Franklin, Fulton, Huntingdon, Juniata, Lancaster, Lebanon, Lycoming, McKean, Mifflin, Montour, Northumberland, Perry, Potter, Schuylkill, Snyder, Somerset, Sullivan, Tioga, Union and York. Excludes credit unions. Source: S&P Global Market Intelligence. Page | 15

Industry Pricing and Liquidity Price-to-Tangible Book and Volume (medians) in Relation to Asset Size with Riverview Asset Overlay Price to Tangible Book % (Medians) 200% 20,000 Pro Forma Riverview with CBT Assets as of at close 15,128 12/31/2016 $1.2 billion 160% 162% 16,000 150% 139% 120% 126% 12,000 112% 97% 80% 8,000 86% 6,310 40% 2,852 4,000 1,274 138 285 453 0% 0 Under $100 $100 to $250 $250 to $500 $500 to $750 $750 Mill. to $1 to $1.5 bn $1.5 to $2 bn Mill. (26) Mill. (104) Mill. (164) Mill. (92) $1 bn (61) (81) (46) Avg One. -Year Daily Trade Volume (Medians) Industry data is from depository institutions with assets under $2 billion, with reported stock prices as of 6/14/2017 and for which data is available (577 institutions). Financial data is as of March 31, 2017, the twelve months ended March 31, 2017 or most recently reported data. 1Pro forma assets using budgeted financials adjusted for purchase accounting marks and transaction costs. Source: S&P Global Market Intelligence. Page | 16

Creating Shareholder Value Total Return (%) 70 60 50 40 30 20 10 0 -10 S&P 500 SNL U.S. Bank and Thrift RIVE Source: S&P Global Market Intelligence As of 6/14/2017: % S&P 500 41.9 SNL U.S. Bank and Thrift 47.9 RIVE 64.4 Page | 17

2017 Total Return 2017 YTD Total Return (%) 20 18 16 14 12 10 8 6 4 2 0 +18.9% +9.9% +2.9% S&P 500 SNL U.S. Bank and Thrift RIVE As of June 14, 2017 Source: S&P Global Market Intelligence Page | 18

First Quarter 2017 Financial Highlights RIVERVIEW FINANCIAL CORPORATION FINANCIAL HIGHLIGHTS FIRST QUARTER 2017 BALANCE SHEET CHANGES (Dollars in thousands)    Change in 3/31/2017 12/31/2016 $ % BALANCE SHEETS: Balances at Period-End: Total Assets $ 600,373 $ 543,048 $ 57,325 11% Investments 72,741 73,113 (372) -1% Loans, net 464,481 409,343 55,138 13% Deposits 496,507 452,560 43,947 10% Borrowings 41,073 42,654 (1,581) -4% Stockholders’ Equity $ 57,091 $ 41,920 $ 15,171 36% Page | 19

Investor Relations Contacts and Information Sources INVESTOR SERVICES: • Transfer Agent: American Stock Transfer and Trust, LLC (800) 937-5449 – Dividend Reinvestment – Direct Deposit • Market Makers Boenning & Scattergood (610) 862-5368 Monroe Financial Partners (312) 327-2530 INFORMATION SOURCES: • Riverview website www.riverviewbankpa.com under “Investor Relations” • Sec.gov—Current filings with the Securities and Exchange Commission • Fdic.gov—Call Reports, Uniform Bank Performance Reports, Summary of Branch Deposits Scott A. Seasock Telephone: 717-827-4039 E-mail: sseasock@riverviewbankpa.com Page | 20